UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2018

EATON VANCE CORP.

(Exact name of registrant as specified in its charter)

Maryland	1 – 8100	04-2718215
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two International Place, Boston, Massachusetts	02110
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 482-8260

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

INFORMATION INCLUDED IN THE REPORT

Item 1.01	Entry into a Material Definitive Agreement.

On December 11, 2018, Eaton Vance Corp. (the “Company”) executed a credit agreement (the “Agreement”) for a revolving credit facility (the “2018 Facility”) with Wells Fargo Bank, National Association (“Wells Fargo Bank”), as administrative agent, the Company's wholly owned subsidiary, Eaton Vance Management (“EVM”), as guarantor, and Additional Borrowers and Lenders from time to time as defined in the Agreement. The Agreement, which expires on December 11, 2023, provides for a five-year $300 million unsecured revolving credit facility with a $35 million sublimit for swingline loans. Subject to the terms of the Agreement, the 2018 Facility may be increased up to $400 million based on commitments from new Lenders or increases in commitments by existing Lenders subject to the consent of the Company and Wells Fargo Bank. Proceeds from the 2018 Facility may be used for, but not limited to, working capital and other general corporate purposes of the Company and its subsidiaries. The Agreement contains financial covenants with respect to leverage and interest coverage and requires the Company to pay an annual commitment fee on the 2018 Facility.

The 2018 Facility replaced, as of December 11, 2018, a revolving credit facility entered into between the Company, Wells Fargo Bank, EVM, and several lending banks pursuant to an agreement dated October 21, 2014 (the “2014 Facility”) that allowed the Company to borrow up to $300 million under similar terms and conditions.

The foregoing description of the Agreement is qualified in its entirety by reference to the full text of the Agreement, which is filed as Exhibit 10.1 hereto.

Item 1.02	Termination of a Material Definitive Agreement.

As described above, this 2018 Facility replaced the 2014 Facility. There were no outstanding borrowings under the 2014 Facility upon termination. See Item 1.01 above, the contents of which are incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01 above, the contents of which are incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

Exhibit No.                          Document

10.1	Credit Agreement by and among Eaton Vance Corp., Wells Fargo Bank, National Association, Eaton Vance Management, and the lenders thereto, dated December 11, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

EATON VANCE CORP.

(Registrant)

Date:        December 14, 2018                                                /s/ Laurie G. Hylton

                                                                                                          Laurie G. Hylton

Chief Financial Officer